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                                                                   EXHIBIT  23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 2 to Form S-4 (No. 333-67393) of Mrs. Fields' Holding Company, Inc. of our report dated August 24, 1998 relating to the financial statements of Cookies USA, Inc., which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.




/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Atlanta, Georgia
September 10, 1999